UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04282

Name of Fund:	BlackRock Natural Resources Trust

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Natural Resources

Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 07/31/2013

Date of reporting period: 01/31/2013

Item 1	–	Report to Stockholders

JANUARY 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Equity Dividend Fund

BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Dear Shareholder

Financial markets have substantially improved over the past year, providing investors with considerable relief compared to where things were during the global turmoil seen in 2011. Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.

Rising investor confidence drove equity markets higher in early 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. The second quarter, however, brought a market reversal as Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. But as the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policy, risk assets weakened in the fall. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose during the lead up to the US Presidential election. In the post-election environment, investors grew increasingly concerned over automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”). There was widespread fear that the fiscal cliff would push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continue to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Key indicators signaled broad-based improvements in the world’s major economies, particularly China. In the United States, economic data was mixed, but pointed to a continued recovery. The risk of inflation remained low and the US Federal Reserve showed no signs of curtailing its stimulus programs. Additionally, January saw the return of funds that investors had pulled out of the market in late 2012 amid uncertainty about tax-rate increases ahead of the fiscal cliff deadline. In fixed income markets, rising US Treasuries yields dragged down higher-quality asset classes, while high yield bonds continued to benefit from investor demand for yield in the low-rate environment.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended January 31, 2013. International equities were the strongest performers. US stocks and high yield bonds also generated significant returns. Emerging market equities were particularly volatile, but still posted gains for both the 6- and 12-month periods. US Treasury yields remained low, but experienced increasing volatility in recent months. Rising yields near the end of the period resulted in negative returns for Treasuries and investment-grade bonds for the 6-month period. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

While investors continue to face a host of unknowns, we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	9.91%	16.78%
US small cap equities (Russell 2000® Index)	15.51	15.47
International equities (MSCI Europe, Australasia, Far East Index)	18.61	17.25
Emerging market equities (MSCI Emerging Markets Index)	13.11	7.64
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.90)	1.28
US investment grade bonds (Barclays US Aggregate Bond Index)	(0.29)	2.59
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	5.50
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.37	13.87
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2013	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2013, the Fund underperformed its performance benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•	The most significant detractor from the Fund’s relative performance was a combination of stock selection and a large underweight in the financials sector, followed by stock selection within consumer staples. Also having a negative impact was stock selection within information technology (“IT”), consumer discretionary, health care, industrials and materials, as the Fund’s bias toward high-quality, less volatile stocks led to underperformance versus the benchmark index in these sectors.

•	Contributing positively to relative performance during the period was a combination of stock selection and an underweight in the energy sector. Stock selection within utilities also had a positive impact. An overweight in the consumer discretionary sector was another significant contributor to relative returns. Adding marginally to performance was an overweight in the materials sector and stock selection within telecommunication services.

Describe recent portfolio activity.

•	The Fund largely maintained its allocations during the period, relying on its quality bias to weather heightened uncertainty resulting from the US Presidential election, a hotly debated fiscal cliff, budgetary issues and stumbling global growth. These factors created a challenging environment for US equities and deterred the Fund from implementing material changes to its overall positioning.

•	The Fund maintained its preference for US-domiciled multinational companies, especially dividend payers. The Fund also continued to maintain exposure to emerging markets and favored mega-cap, industry leaders with the ability to price their products on par with or above the rate of inflation and maintain dividend growth.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Value Index, the Fund ended the period overweight in industrials, consumer staples and materials and underweight in financial, health care, energy and IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Chevron Corp.	3%
JPMorgan Chase & Co.	3
Wells Fargo & Co.	3
Pfizer, Inc.	2
Home Depot, Inc.	2
Exxon Mobil Corp.	2
BHP Billiton Ltd.	2
General Electric Co.	2
International Business Machines Corp.	2
Philip Morris International, Inc.	2

Sector Allocation	Percent of Long-Term Investments

Financials	18%
Industrials	15
Energy	14
Consumer Staples	12
Consumer Discretionary	10
Health Care	8
Materials	7
Utilities	7
Telecommunication Services	5
Information Technology	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock Equity Dividend Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended January 31, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.89%	14.38%	N/A	4.11%	N/A	10.25%	N/A
Service	7.68	13.99	N/A	3.84	N/A	9.97	N/A
Investor A	7.72	14.00	8.02%	3.81	2.70%	9.96	9.37%
Investor B	7.28	13.12	8.62	3.00	2.64	9.27	9.27
Investor C	7.36	13.20	12.20	3.05	3.05	9.14	9.14
Investor C1	7.43	13.35	12.35	3.25	3.25	9.36	9.36
Class R	7.56	13.71	N/A	3.50	N/A	9.73	N/A
S&P 500® Index	9.91	16.78	N/A	3.97	N/A	7.93	N/A
Russell 1000® Value Index	13.97	20.58	N/A	2.70	N/A	8.32	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[6]	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,078.90	$3.62	$1,000.00	$1,021.73	$3.52	0.69%
Service	$1,000.00	$1,076.80	$4.97	$1,000.00	$1,020.42	$4.84	0.95%
Investor A	$1,000.00	$1,077.20	$4.97	$1,000.00	$1,020.42	$4.84	0.95%
Investor B	$1,000.00	$1,072.80	$9.04	$1,000.00	$1,016.48	$8.79	1.73%
Investor C	$1,000.00	$1,073.60	$8.68	$1,000.00	$1,016.84	$8.44	1.66%
Investor C1	$1,000.00	$1,074.30	$7.74	$1,000.00	$1,017.74	$7.53	1.48%
Class R	$1,000.00	$1,075.60	$6.54	$1,000.00	$1,018.90	$6.36	1.25%

[6]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	5

Fund Summary as of January 31, 2013	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2013, the Fund outperformed its benchmark, the MSCI Natural Resources Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the MSCI Natural Resources Index.

What factors influenced performance?

•	Stock selection in the energy sector drove the Fund’s outperformance relative to the benchmark index during the period. The strongest results in this group came from oil-levered names in the oil & gas exploration & production industry, particularly EOG Resources, Inc. and Coastal Energy Co. Relative performance was also strong in the integrated oil & gas industry, where the Fund’s underweight positions in Exxon Mobil Corp. and BG Group Plc proved advantageous. (While the Fund held a large position in Exxon Mobil Corp. in absolute terms, this weighting was proportionately lower than the stock’s representation in the benchmark index.) By contrast, overweight positions in Hess Corp. and Murphy Oil Corp. were beneficial as these stocks delivered strong returns.

•	Detracting from relative performance was the Fund’s positioning in the materials sector. More specifically, a significant underweight to the chemicals industry had a negative impact as the industry posted strong returns during the period. Within the metals & mining industry, an underweight to base metals hurt results during the fourth quarter of 2012 when these stocks benefited from an improving outlook for China’s economy, which is a huge consumer of base metals for industrial production.

Describe recent portfolio activity.

•	Early in the six-month period, the Fund trimmed exposure to oil & gas exploration & production name Coastal Energy Co. following its strong price appreciation. During the fourth quarter of 2012, the Fund trimmed other oil & gas exploration & production positions including EOG Resources, Inc. and Canadian Independents, Nexen, Inc. and Progress Energy Resources Corp., to take profits and maintain portfolio diversification. Both Progress Energy Resources Corp. and Nexen, Inc. share prices had moved higher due to takeover bids. In the metals & mining industry, the Fund trimmed iron ore name Cliffs Natural Resources, Inc. on concerns about falling iron ore prices.

Describe portfolio positioning at period end.

•	Relative to the MSCI Natural Resources Index, the Fund was overweight in energy and underweight in materials as of period end. Within the energy sector, the Fund maintained a bias for oil-levered names in the exploration & production and service groups and held an underweight to the integrated oil & gas industry. In the materials sector, the Fund was underweight in chemicals and fertilizers as well as industrial metals, while slightly overweight in precious metals. The Fund also maintained an underweight to the utilities sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

EOG Resources, Inc.	5%
National Oilwell Varco, Inc.	4
Exxon Mobil Corp.	4
Chevron Corp.	4
Apache Corp.	3
FMC Technologies, Inc.	3
Occidental Petroleum Corp.	3
Dresser-Rand Group, Inc.	3
Suncor Energy, Inc.	3
Cameron International Corp.	3

Industry Allocation	Percent of Long-Term Investments

Oil & Gas Exploration & Production	22%
Energy Equipment & Services	21
Oil, Gas & Consumable Fuels	17
Integrated Oil & Gas	15
Metals & Mining	7
Oil & Gas Equipment & Services	5
Canadian Independents	5
Oil & Gas Drilling	2
Gold	2
Oil & Gas Producers	1
Chemicals	1
Refining, Marketing & Transportation	1
Utilities	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock Natural Resources Trust

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged index is an index consisting primarily of equity securities of companies engaged in the natural resources industry.

Performance Summary for the Period Ended January 31, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.64%	2.71%	N/A	0.65%	N/A	14.31%	N/A
Investor A	11.49	2.42	(2.96)%	0.38	(0.70)%	14.00	13.39%
Investor B	11.00	1.62	(2.88)	(0.39)	(0.79)	13.30	13.30
Investor C	11.04	1.63	0.63	(0.41)	(0.41)	13.12	13.12
S&P 500® Index	9.91	16.78	N/A	3.97	N/A	7.93	N/A
MSCI Natural Resources Index	10.82	5.00	N/A	1.07	N/A	12.93	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[6]	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,116.20	$4.37	$1,000.00	$1,021.07	$4.18	0.82%
Investor A	$1,000.00	$1,114.90	$5.76	$1,000.00	$1,019.76	$5.50	1.08%
Investor B	$1,000.00	$1,110.00	$10.10	$1,000.00	$1,015.63	$9.65	1.90%
Investor C	$1,000.00	$1,110.40	$9.95	$1,000.00	$1,015.78	$9.50	1.87%

[6]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Investor C1 Shares (available only in BlackRock Equity Dividend Fund) are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Prior to September 12, 2011, Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C1 Share fees.

•	Class R Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans and other similar plans.

Investor B and C1 Shares of the Funds are only available for purchase through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor waived a portion of its investment advisory fee. Without such waiver, the Funds’ performance would have been lower.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2012 and held through January 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	9

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.3%
General Dynamics Corp.	2,733,488	$181,230,254
Honeywell International, Inc.	3,776,383	257,700,376
Northrop Grumman Corp.	3,315,600	215,646,624
Raytheon Co.	5,993,200	315,721,776
Rockwell Collins, Inc.	883,900	52,044,032
United Technologies Corp.	4,440,700	388,872,099

		1,411,215,161
Air Freight & Logistics — 0.7%
United Parcel Service, Inc., Class B	2,518,600	199,699,794
Auto Components — 0.4%
Johnson Controls, Inc.	3,427,600	106,564,084
Beverages — 2.4%
The Coca-Cola Co.	8,445,600	314,514,144
Diageo Plc	10,871,100	323,612,525

		638,126,669
Chemicals — 2.8%
The Dow Chemical Co.	4,353,400	140,179,480
E.I. du Pont de Nemours & Co.	7,279,100	345,393,295
Olin Corp.	3,352,300	77,974,498
Praxair, Inc.	1,621,300	178,942,881

		742,490,154
Commercial Banks — 8.3%
Bank of Nova Scotia	4,457,700	262,125,632
Fifth Third Bancorp	12,715,000	207,127,350
M&T Bank Corp.	614,500	63,103,005
National Bank of Canada	3,693,400	293,724,171
SunTrust Banks, Inc.	1,157,210	32,830,048
The Toronto-Dominion Bank	3,139,200	262,145,546
US Bancorp	11,301,000	374,063,100
Wells Fargo & Co.	20,817,400	725,070,042

		2,220,188,894
Consumer Finance — 1.1%
American Express Co.	4,818,800	283,393,628
Containers & Packaging — 0.1%
Packaging Corp. of America	1,010,000	38,814,300
Diversified Financial Services — 3.0%
JPMorgan Chase & Co.	16,735,200	787,391,160
Diversified Telecommunication Services — 4.5%
AT&T, Inc.	9,518,700	331,155,573
BCE, Inc.	2,001,000	88,884,420
CenturyLink, Inc.	8,929,700	361,206,365
Verizon Communications, Inc.	9,529,600	415,585,856

		1,196,832,214
Electric Utilities — 3.6%
American Electric Power Co., Inc.	2,734,500	123,845,505
Duke Energy Corp.	1,712,000	117,682,880
Edison International	2,378,600	114,624,734
FirstEnergy Corp.	3,098,900	125,474,461
Electric Utilities (concluded)
ITC Holdings Corp.	769,400	$62,321,400
NextEra Energy, Inc.	3,393,300	244,487,265
Northeast Utilities, Inc.	2,657,200	108,227,756
PPL Corp.	1,965,900	59,547,111

		956,211,112
Electrical Equipment — 0.3%
Rockwell Automation, Inc.	1,015,000	90,527,850
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	1,801,500	140,607,075
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc.	2,124,100	148,580,795
Food Products — 3.8%
General Mills, Inc.	4,943,500	207,330,390
H.J. Heinz Co.	2,670,100	161,888,163
Kraft Foods Group, Inc.	2,595,700	119,973,254
Mondelez International, Inc., Class A	7,787,100	216,403,509
Unilever NV – NY Shares	7,726,700	312,776,816

		1,018,372,132
Health Care Providers & Services — 0.5%
Quest Diagnostics, Inc.	2,169,500	125,722,525
Hotels, Restaurants & Leisure — 1.5%
McDonald’s Corp.	4,189,100	399,179,339
Household Products — 2.0%
Kimberly-Clark Corp.	2,392,200	214,125,822
The Procter & Gamble Co.	4,355,400	327,351,864

		541,477,686
Industrial Conglomerates — 2.7%
3M Co.	2,294,800	230,742,140
General Electric Co.	22,330,972	497,534,056

		728,276,196
Insurance — 4.3%
ACE Ltd.	2,696,700	230,109,411
The Chubb Corp.	3,339,200	268,171,152
Prudential Financial, Inc.	4,690,900	271,509,292
The Travelers Cos., Inc.	4,902,900	384,681,534

		1,154,471,389
IT Services — 2.1%
Automatic Data Processing, Inc.	1,143,900	67,821,831
International Business Machines Corp.	2,448,700	497,257,509

		565,079,340
Leisure Equipment & Products — 0.6%
Mattel, Inc.	4,000,400	150,535,052

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	AUD	Australian Dollar
	CAD	Canadian Dollar
	GBP	British Pound
	USD	US Dollar

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery — 3.6%
Caterpillar, Inc.	4,691,000	$461,547,490
Deere & Co.	5,239,800	492,855,588

		954,403,078
Media — 2.7%
Comcast Corp., Special Class A	10,109,200	371,310,916
Time Warner Cable, Inc.	2,428,800	216,988,992
The Walt Disney Co.	2,242,900	120,847,452

		709,147,360
Metals & Mining — 3.4%
Barrick Gold Corp.	1,907,238	60,731,781
BHP Billiton Ltd.	13,132,100	516,511,775
Newmont Mining Corp.	1,391,729	59,788,678
Rio Tinto Ltd.	2,319,400	161,085,850
Southern Copper Corp.	2,636,600	103,855,674

		901,973,758
Multi-Utilities — 2.4%
Dominion Resources, Inc.	4,532,400	245,248,164
Public Service Enterprise Group, Inc.	5,154,400	160,714,192
Sempra Energy	1,616,300	121,303,315
Wisconsin Energy Corp.	2,746,100	108,278,723

		635,544,394
Oil, Gas & Consumable Fuels — 12.6%
Chevron Corp.	7,072,700	814,421,405
ConocoPhillips	2,237,300	129,763,400
CONSOL Energy, Inc.	499,400	15,651,196
Enbridge, Inc.	8,506,400	373,977,983
EQT Corp.	1,833,771	108,944,335
Exxon Mobil Corp.	6,256,700	562,915,299
Kinder Morgan, Inc.	3,592,526	134,576,024
Marathon Oil Corp.	4,624,600	155,432,806
Marathon Petroleum Corp.	2,371,600	175,996,436
Occidental Petroleum Corp.	2,461,000	217,232,470
Peabody Energy Corp.	545,300	13,714,295
Phillips 66	1,446,800	87,632,676
Royal Dutch Shell Plc, Class A	2,121,200	75,193,809
Spectra Energy Corp.	3,738,400	103,852,752
Total SA — ADR	7,049,300	382,706,497

		3,352,011,383
Paper & Forest Products — 0.6%
MeadWestvaco Corp.	5,112,600	160,280,010
Pharmaceuticals — 6.8%
Abbott Laboratories	2,610,200	88,433,576
AbbVie, Inc.	2,610,200	95,768,238
Bristol-Myers Squibb Co.	6,195,500	223,905,370
Johnson & Johnson	5,311,500	392,626,080
Merck & Co., Inc.	9,449,900	408,708,175
Pfizer, Inc.	22,127,000	603,624,560

		1,813,065,999
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.	1,348,256	102,669,694
Weyerhaeuser Co.	4,087,000	123,100,440

		225,770,134
Common Stocks	Shares	Value
Road & Rail — 2.0%
Canadian National Railway Co.	3,316,400	$317,246,824
Union Pacific Corp.	1,571,200	206,549,952

		523,796,776
Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	11,098,400	233,510,336
Software — 1.2%
Microsoft Corp.	11,834,900	325,104,703
Specialty Retail — 3.3%
The Home Depot, Inc.	8,521,200	570,238,704
Limited Brands, Inc.	6,521,771	313,175,444

		883,414,148
Textiles, Apparel & Luxury Goods — 1.2%
VF Corp.	2,105,700	310,759,206
Tobacco — 3.2%
Altria Group, Inc.	4,321,300	145,541,384
Lorillard, Inc.	5,117,100	199,925,097
Philip Morris International, Inc.	5,606,000	494,224,960

		839,691,441
Water Utilities — 0.6%
American Water Works Co., Inc.	4,418,000	169,121,040
Wireless Telecommunication Services — 0.4%
Vodafone Group Plc — ADR	3,550,400	96,996,928
Total Common Stocks — 96.8%		25,778,347,243

Preferred Stocks
Oil, Gas & Consumable Fuels — 0.1%
Apache Corp., 6.00% (a)	247,000	11,690,510
Total Long-Term Investments (Cost — $21,106,028,197) — 96.9%		25,790,037,753

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	992,709,099	992,709,099
Total Short-Term Securities (Cost — $992,709,099) — 3.7%		992,709,099
Total Investments (Cost — $22,098,737,296) — 100.6%		26,782,746,852
Liabilities in Excess of Other Assets — (0.6)%		(161,154,657)

Net Assets — 100.0%		$26,621,592,195

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	11

Schedule of Investments (continued)	BlackRock Equity Dividend Fund

Notes to Schedule of Investments

(a)	Convertible security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,001,163,465	(8,454,366)	992,709,099	$715,551	$9,448

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of January 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,575,433	USD	3,734,579	UBS AG	2/01/13	$(6,119)
GBP	1,411,000	USD	2,226,685	BNP Paribas SA	2/01/13	11,161
USD	2,108,710	CAD	2,115,000	Royal Bank of Scotland Group Plc	2/01/13	(11,803)
Total						$(6,761)

•	For Fund compliance purposes, the Fund’s Industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,411,215,161	—	—	$1,411,215,161
Air Freight & Logistics	199,699,794	—	—	199,699,794
Auto Components	106,564,084	—	—	106,564,084
Beverages	314,514,144	$323,612,525	—	638,126,669
Chemicals	742,490,154	—	—	742,490,154
Commercial Banks	2,220,188,894	—	—	2,220,188,894
Consumer Finance	283,393,628	—	—	283,393,628
Containers & Packaging	38,814,300	—	—	38,814,300
Diversified Financial Services	787,391,160	—	—	787,391,160
Diversified Telecommunication Services	1,196,832,214	—	—	1,196,832,214
Electric Utilities	956,211,112	—	—	956,211,112

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (concluded)	BlackRock Equity Dividend Fund

	Level 1	Level 2	Level 3	Total
Assets:
Investments (concluded):
Long-Term Investments (concluded):
Common Stocks (concluded):
Electrical Equipment	$90,527,850	—	—	$90,527,850
Energy Equipment & Services	140,607,075	—	—	140,607,075
Food & Staples Retailing	148,580,795	—	—	148,580,795
Food Products	1,018,372,132	—	—	1,018,372,132
Health Care Providers & Services	125,722,525	—	—	125,722,525
Hotels, Restaurants & Leisure	399,179,339	—	—	399,179,339
Household Products	541,477,686	—	—	541,477,686
Industrial Conglomerates	728,276,196	—	—	728,276,196
Insurance	1,154,471,389	—	—	1,154,471,389
IT Services	565,079,340	—	—	565,079,340
Leisure Equipment & Products	150,535,052	—	—	150,535,052
Machinery	954,403,078	—	—	954,403,078
Media	709,147,360	—	—	709,147,360
Metals & Mining	224,376,133	$677,597,625	—	901,973,758
Multi-Utilities	635,544,394	—	—	635,544,394
Oil, Gas & Consumable Fuels	3,276,817,574	75,193,809	—	3,352,011,383
Paper & Forest Products	160,280,010	—	—	160,280,010
Pharmaceuticals	1,813,065,999	—	—	1,813,065,999
Real Estate Investment Trusts (REITs)	225,770,134	—	—	225,770,134
Road & Rail	523,796,776	—	—	523,796,776
Semiconductors & Semiconductor Equipment	233,510,336	—	—	233,510,336
Software	325,104,703	—	—	325,104,703
Specialty Retail	883,414,148	—	—	883,414,148
Textiles, Apparel & Luxury Goods	310,759,206	—	—	310,759,206
Tobacco	839,691,441	—	—	839,691,441
Water Utilities	169,121,040	—	—	169,121,040
Wireless Telecommunication Service	96,996,928	—	—	96,996,928
Preferred Securities:
Oil, Gas & Consumable Fuels	11,690,510	—	—	11,690,510
Short-Term Securities	992,709,099	—	—	992,709,099

Total	$25,706,342,893	$1,076,403,959	—	$26,782,746,852

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$11,161	—	$11,161
Liabilities:
Foreign currency exchange contracts	—	(17,922)	—	(17,922)

Total	—	$(6,761)	—	$(6,761)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, foreign currency at value of $4,138,790 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	13

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Natural Resources Trust (Percentages shown are based on Net assets)

Common Stocks	Shares	Value
Canadian Independents — 4.6%
Canadian Natural Resources Ltd.	240,500	$7,262,743
Crew Energy, Inc. (a)	283,300	1,690,029
Encana Corp.	124,622	2,408,976
Husky Energy, Inc.	81,000	2,525,667
Nexen, Inc.	29,200	781,087
Paramount Resources Ltd., Class A (a)	24,500	795,869
Talisman Energy, Inc.	713,300	8,910,886

		24,375,257
Chemicals — 1.0%
E.I. du Pont de Nemours & Co.	54,800	2,600,260
Praxair, Inc.	22,300	2,461,251

		5,061,511
Energy Equipment & Services — 20.6%
Cameron International Corp. (a)	220,300	13,947,193
Dresser-Rand Group, Inc. (a)	237,600	14,505,480
Dril-Quip, Inc. (a)	96,600	7,833,294
Ensco Plc, Class A	175,181	11,136,256
Forum Energy Technologies, Inc. (a)	49,100	1,252,541
Halliburton Co.	231,400	9,413,352
National Oilwell Varco, Inc.	289,801	21,485,846
Noble Corp.	185,200	7,500,600
Rowan Cos. Plc, Class A (a)	61,800	2,130,864
Schlumberger Ltd.	176,015	13,737,971
Seahawk Drilling, Inc. (a)	4,713	6,033
Transocean Ltd.	52,209	2,960,772
Trican Well Service Ltd.	86,500	1,183,803
Weatherford International Ltd. (a)	113,952	1,521,259

		108,615,264
Gold — 1.4%
Barrick Gold Corp.	61,800	1,967,885
Eldorado Gold Corp.	499,600	5,585,061

		7,552,946
Integrated Oil & Gas — 14.6%
Chevron Corp.	178,591	20,564,754
ConocoPhillips	69,675	4,041,150
Exxon Mobil Corp.	229,090	20,611,227
Hess Corp.	102,200	6,863,752
Marathon Oil Corp.	180,700	6,073,327
Murphy Oil Corp.	204,100	12,148,032
Total SA — ADR	125,600	6,818,824

		77,121,066
Metals & Mining — 7.1%
BHP Billiton Ltd.	77,300	3,040,364
First Quantum Minerals Ltd.	284,800	5,742,258
Franco-Nevada Corp.	75,000	4,008,672
Goldcorp, Inc.	167,082	5,884,891
HudBay Minerals, Inc.	161,900	1,882,936
Inmet Mining Corp.	10,100	729,096
Newcrest Mining Ltd.	185,000	4,531,397
Newmont Mining Corp.	10,600	455,376
Southern Copper Corp.	171,554	6,757,512
Vale SA — ADR	215,000	4,336,550

		37,369,052
Oil & Gas Drilling — 2.2%
Helmerich & Payne, Inc.	123,300	$7,933,122
Saipem SpA	121,600	3,452,785

		11,385,907
Oil & Gas Equipment & Services — 5.4%
Baker Hughes, Inc.	126,180	5,642,770
FMC Technologies, Inc. (a)	340,400	16,117,940
Technip SA — ADR	254,600	6,899,660

		28,660,370
Oil & Gas Exploration & Production — 21.9%
Anadarko Petroleum Corp.	158,800	12,707,176
Apache Corp.	212,212	17,774,877
Cabot Oil & Gas Corp.	242,500	12,799,150
Carrizo Oil & Gas, Inc. (a)	73,100	1,570,188
Cimarex Energy Co.	54,794	3,499,145
Devon Energy Corp.	225,198	12,879,073
Newfield Exploration Co. (a)	85,200	2,513,400
Noble Energy, Inc.	102,700	11,070,033
Occidental Petroleum Corp.	173,400	15,306,018
Pioneer Natural Resources Co.	74,700	8,780,238
Range Resources Corp.	189,800	12,748,866
Southwestern Energy Co. (a)	113,800	3,903,340

		115,551,504
Oil & Gas Producers — 1.1%
Whiting Petroleum Corp. (a)	122,300	5,819,034
Oil, Gas & Consumable Fuels — 17.0%
Berry Petroleum Co., Class A	85,200	3,137,064
Cenovus Energy, Inc.	152,722	5,069,807
CNOOC Ltd. — ADR	20,800	4,270,864
Coastal Energy Co. (a)	328,100	7,223,858
CONSOL Energy, Inc.	73,000	2,287,820
EOG Resources, Inc.	222,500	27,808,050
EQT Corp.	121,700	7,230,197
Legacy Oil + Gas, Inc. (a)	107,253	746,276
Marathon Petroleum Corp.	88,000	6,530,480
MEG Energy Corp. (a)(b)	49,400	1,688,436
Peabody Energy Corp.	153,800	3,868,070
PetroBakken Energy, Ltd.	36,737	324,129
Petroleo Brasileiro SA — ADR	29,400	537,432
Phillips 66	56,437	3,418,389
Suncor Energy, Inc.	419,404	14,254,858
Uranium Energy Corp. (acquired 10/21/10, cost $1,679,682) (a)(c)	494,024	1,111,554

		89,507,284
Refining, Marketing & Transportation — 0.8%
Valero Energy Corp.	95,000	4,154,350
Utilities — 0.5%
Williams Cos., Inc.	70,500	2,471,025
Total Common Stocks — 98.2%		517,644,570

Investment Companies
Sprott Physical Silver Trust (a)	187,400	2,348,122
Total Investment Companies — 0.5%		2,348,122
Total Long-Term Investments (Cost — $246,228,441) — 98.7%		519,992,692

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Natural Resources Trust (Percentages shown are based on Net assets)

Short-Term Securities	Shares	Value
Money Market Funds — 1.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(e)	8,465,397	$8,465,397
Total Short-Term Securities (Cost — $8,465,397) — 1.6%		8,465,397
Total Investments (Cost — $254,693,838) — 100.3%		528,458,089
Liabilities in Excess of Other Assets — (0.3)%		(1,483,209)

Net Assets — 100.0%		$526,974,880

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Restricted security as to resale. As of report date, the Fund held 0.2% of its net assets, with a current value of $1,111,554 and an original cost of $1,679,682, in this security.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,283,385	182,012	8,465,397	$4,878	$37

(e)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	15

Schedule of Investments (concluded)	BlackRock Natural Resources Trust

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Canadian Independents	$24,375,257	—	—	$24,375,257
Chemicals	5,061,511	—	—	5,061,511
Energy Equipment & Services	108,609,231	$6,033	—	108,615,264
Gold	7,552,946	—	—	7,552,946
Integrated Oil & Gas	77,121,066	—	—	77,121,066
Metals & Mining	29,797,291	7,571,761	—	37,369,052
Oil & Gas Drilling	7,933,122	3,452,785	—	11,385,907
Oil & Gas Equipment & Services	28,660,370	—	—	28,660,370
Oil & Gas Exploration & Production	115,551,504	—	—	115,551,504
Oil & Gas Producers	5,819,034	—	—	5,819,034
Oil, Gas & Consumable Fuels	86,707,294	2,799,990	—	89,507,284
Refining, Marketing & Transportation	4,154,350	—	—	4,154,350
Utilities	2,471,025	—	—	2,471,025
Investment Companies	2,348,122	—	—	2,348,122
Short-Term Securities	8,465,397	—	—	8,465,397

Total	$514,627,520	$13,830,569	—	$528,458,089

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, foreign currency at value of $6,062 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Statements of Assets and Liabilities

January 31, 2013 (Unaudited)	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Assets
Investments at value — unaffiliated[1]	$25,790,037,753	$519,992,692
Investments at value — affiliated[2]	992,709,099	8,465,397
Capital shares sold receivable	89,337,630	726,624
Investments sold receivable	52,662,984	—
Dividends receivable	39,780,521	97,138
Foreign currency at value[3]	4,138,790	6,062
Unrealized appreciation on foreign currency exchange contracts	11,161	—
Prepaid expenses	144,931	4,835

Total assets	26,968,822,869	529,292,748

Liabilities
Investments purchased payable	262,783,300	—
Capital shares redeemed payable	65,112,948	1,551,472
Investment advisory fees payable	12,027,064	261,878
Service and distribution fees payable	4,724,089	152,579
Officer’s and Trustees’ fees payable	10,837	9,500
Unrealized depreciation on foreign currency exchange contracts	17,922	—
Other affiliates payable	5,618	1,994
Other accrued expenses payable	2,548,896	340,445

Total liabilities	347,230,674	2,317,868

Net Assets	$26,621,592,195	$526,974,880

Net Assets Consist of
Paid-in capital	$22,258,783,433	$256,888,114
Undistributed (distributions in excess of) net investment income	20,293,862	(3,149,075)
Accumulated net realized loss	(341,480,334)	(528,991)
Net unrealized appreciation/depreciation	4,683,995,234	273,764,832

Net Assets	$26,621,592,195	$526,974,880

[1] Investments at cost — unaffiliated	$21,106,028,197	$246,228,441
[2] Investments at cost — affiliated	$992,709,099	$8,465,397
[3] Foreign currency at cost	$4,132,767	$5,990

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	17

Statements of Assets and Liabilities (concluded)

January 31, 2013 (Unaudited)	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Net Asset Value
Institutional:
Net assets	$12,979,214,412	$110,740,889

Shares outstanding	624,345,227	1,733,698

Net asset value	$20.79	$63.88

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Service:
Net assets	$273,302,362	—

Shares outstanding	13,187,247	—

Net asset value	$20.72	—

Par value per share	$0.10	—

Shares authorized	Unlimited	—

Investor A:
Net assets	$9,641,859,765	$309,419,285

Shares outstanding	464,850,255	4,961,151

Net asset value	$20.74	$62.37

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Investor B:
Net assets	$45,826,967	$7,784,033

Shares outstanding	2,193,359	137,980

Net asset value	$20.89	$56.41

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Investor C:
Net assets	$2,614,836,459	$99,030,673

Shares outstanding	128,878,628	1,783,039

Net asset value	$20.29	$55.54

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Investor C1:
Net assets	$7,408,229	—

Shares outstanding	365,610	—

Net asset value	$20.26	—

Par value per share	$0.10	—

Shares authorized	Unlimited	—

Class R:
Net assets	$1,059,144,001	—

Shares outstanding	50,831,454	—

Net asset value	$20.84	—

Par value per share	$0.10	—

Shares authorized	Unlimited	—

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Statements of Operations

Six Months Ended January 31, 2013 (Unaudited)	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Investment Income
Dividends — unaffiliated	$415,592,941	$4,536,216
Dividends — affiliated	715,551	4,878
Foreign taxes withheld	(6,380,796)	(125,987)

Total income	409,927,696	4,415,107

Expenses
Investment advisory	67,907,839	1,552,919
Service — Service	296,539	–
Service — Investor A	11,379,941	380,538
Service and distribution — Investor B	237,694	43,704
Service and distribution — Investor C	12,103,017	500,612
Service and distribution — Investor C1	29,294	—
Service and distribution — Class R	2,467,980	—
Transfer agent — Institutional	7,293,833	72,706
Transfer agent — Service	162,975	—
Transfer agent — Investor A	6,131,167	233,210
Transfer agent — Investor B	40,126	9,527
Transfer agent — Investor C	1,198,725	97,143
Transfer agent — Investor C1	4,360	—
Transfer agent — Class R	890,668	—
Accounting services	1,102,151	63,600
Registration	419,278	44,749
Custodian	430,462	21,660
Officer and Trustees	212,414	16,618
Printing	189,993	23,301
Professional	113,263	27,620
Miscellaneous	132,823	12,786

Total expenses	112,744,542	3,100,693
Less fees waived and/or reimbursed by Manager	(350,309)	(2,215)

Total expenses after fees waived and/or reimbursed	112,394,233	3,098,478

Net investment income	297,533,463	1,316,629

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(41,668,374)	149,276
Investments — affiliated	9,448	37
Foreign currency transactions	67,252	20,429

	(41,591,674)	169,742

Net change in unrealized appreciation/depreciation on:
Investments	1,607,576,253	53,978,914
Foreign currency translations	(78,428)	1,658

	1,607,497,825	53,980,572

Total realized and unrealized gain	1,565,906,151	54,150,314

Net Increase in Net Assets Resulting from Operations	$1,863,439,614	$55,466,943

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	19

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund		BlackRock Natural Resources Trust
Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012

Operations
Net investment income	$297,533,463	$387,811,555	$1,316,629	$901,029
Net realized gain (loss)	(41,591,674)	181,235,788	169,742	4,757,588
Net change in unrealized appreciation/depreciation	1,607,497,825	1,389,682,440	53,980,572	(124,729,610)

Net increase (decrease) in net assets resulting from operations	1,863,439,614	1,958,729,783	55,466,943	(119,070,993)

Dividends and Distribution to Shareholders From
Net investment income:
Institutional	(153,242,659)	(199,312,172)[1]	(722,547)	(511,913)[1]
Service	(2,625,507)	(3,257,542)[1]	—	—
Investor A	(104,284,369)	(141,162,002)[1]	(1,027,459)	(956,764)[1]
Investor B	(345,171)	(558,333)[1]	—	—
Investor C	(20,061,692)	(24,421,865)[1]	—	—
Investor C1	(64,160)	(112,583)[1]	—	—
Class R	(9,728,705)	(12,571,113)[1]	—	—
Net realized gain:
Institutional	(3,258,174)	(3,265,417)[1]	—	—
Service	(67,570)	(57,605)[1]	—	—
Investor A	(2,456,884)	(2,730,897)[1]	—	—
Investor B	(12,350)	(21,672)[1]	—	—
Investor C	(669,634)	(698,467)[1]	—	—
Investor C1	(1,994)	(3,009)[1]	—	—
Class R	(266,878)	(275,856)[1]	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(297,085,747)	(388,448,533)	(1,750,006)	(1,468,677)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,992,337,533	7,275,627,654	(33,093,607)	(58,873,399)

Net Assets
Total increase (decrease) in net assets	3,558,691,400	8,845,908,904	20,623,330	(179,413,069)
Beginning of period	23,062,900,795	14,216,991,891	506,351,550	685,764,619

End of period	$26,621,592,195	$23,062,900,795	$526,974,880	$506,351,550

Undistributed net investment income	$20,293,862	$13,112,662	$(3,149,075)	$(2,715,698)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights	BlackRock Equity Dividend Fund

	Institutional
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$19.52		$18.17	$15.66	$14.22	$18.23	$19.57

Net investment income[1]	0.26		0.43	0.37	0.37	0.37	0.45
Net realized and unrealized gain (loss)	1.28		1.34	2.53	1.38	(4.02)	(1.12)

Net increase (decrease) from investment operations	1.54		1.77	2.90	1.75	(3.65)	(0.67)

Dividends and distributions from:
Net investment income	(0.26)		(0.41)[2]	(0.39)[2]	(0.31)[2]	(0.36)[2]	(0.39)[2]
Net realized gain	(0.01)		(0.01)[2]	—	—	—	(0.27)[2]
Tax return of capital	—		—	—	—	—	(0.01)[2]

Total dividends and distributions	(0.27)		(0.42)	(0.39)	(0.31)	(0.36)	(0.67)

Net asset value, end of period	$20.79		$19.52	$18.17	$15.66	$14.22	$18.23

Total Investment Return[3]
Based on net asset value	7.89%	[4]	9.90%	18.62%	12.31%	(19.80)%	(3.67)%

Ratios to Average Net Assets
Total expenses	0.69%	[5]	0.71%	0.75%	0.78%	0.77%	0.74%

Total expenses after fees waived and/or reimbursed	0.69%	[5]	0.70%	0.75%	0.77%	0.76%	0.74%

Net investment income	2.62%	[5]	2.34%	2.10%	2.37%	2.78%	2.31%

Supplemental Data
Net assets, end of period (000)	$12,979,214		$11,068,796	$6,122,019	$3,058,137	$1,651,607	$1,107,277

Portfolio turnover	3%		3%	5%	4%	7%	2%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	21

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Service
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$19.46		$18.12	$15.63	$14.19	$18.19	$19.55

Net investment income[1]	0.24		0.37	0.33	0.32	0.32	0.39
Net realized and unrealized gain (loss)	1.25		1.36	2.51	1.39	(3.98)	(1.11)

Net increase (decrease) from investment operations	1.49		1.73	2.84	1.71	(3.66)	(0.72)

Dividends and distributions from:
Net investment income	(0.22)		(0.38)[2]	(0.35)[2]	(0.27)[2]	(0.34)[2]	(0.36)[2]
Net realized gain	(0.01)		(0.01)[2]	—	—	—	(0.27)[2]
Tax return of capital	—		—	—	—	—	(0.01)[2]

Total dividends and distributions	(0.23)		(0.39)	(0.35)	(0.27)	(0.34)	(0.64)

Net asset value, end of period	$20.72		$19.46	$18.12	$15.63	$14.19	$18.19

Total Investment Return[3]
Based on net asset value	7.68%	[4]	9.68%	18.24%	12.07%	(19.95)%	(3.93)%

Ratios to Average Net Assets
Total expenses	0.96%	[5]	1.02%	1.01%	1.01%	1.01%	0.99%

Total expenses after fees waived and/or reimbursed	0.95%	[5]	1.01%	1.01%	1.00%	1.01%	0.99%

Net investment income	2.36%	[5]	2.00%	1.85%	2.10%	2.47%	2.02%

Supplemental Data
Net assets, end of period (000)	$273,302		$207,027	$67,367	$37,479	$31,356	$9,688

Portfolio turnover	3%		3%	5%	4%	7%	2%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor A
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$19.48		$18.13	$15.63	$14.20	$18.20	$19.55

Net investment income[1]	0.24		0.38	0.33	0.32	0.33	0.39
Net realized and unrealized gain (loss)	1.26		1.34	2.53	1.38	(4.01)	(1.12)

Net increase (decrease) from investment operations	1.50		1.72	2.86	1.70	(3.68)	(0.73)

Dividends and distributions from:
Net investment income	(0.23)		(0.36)[2]	(0.36)[2]	(0.27)[2]	(0.32)[2]	(0.34)[2]
Net realized gain	(0.01)		(0.01)[2]	—	—	—	(0.27)[2]
Tax return of capital	—		—	—	—	—	(0.01)[2]

Total dividends and distributions	(0.24)		(0.37)	(0.36)	(0.27)	(0.32)	(0.62)

Net asset value, end of period	$20.74		$19.48	$18.13	$15.63	$14.20	$18.20

Total Investment Return[3]
Based on net asset value	7.72%	[4]	9.63%	18.28%	11.96%	(20.03)%	(3.94)%

Ratios to Average Net Assets
Total expenses	0.95%	[5]	0.98%	1.03%	1.05%	1.09%	1.02%

Total expenses after fees waived and/or reimbursed	0.95%	[5]	0.98%	1.02%	1.04%	1.08%	1.02%

Net investment income	2.36%	[5]	2.09%	1.85%	2.09%	2.46%	2.01%

Supplemental Data
Net assets, end of period (000)	$9,641,860		$8,582,557	$5,852,184	$4,055,036	$2,435,103	$1,733,008

Portfolio turnover	3%		3%	5%	4%	7%	2%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	23

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor B
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$19.62		$18.25	$15.73	$14.28	$18.27	$19.62

Net investment income[1]	0.16		0.24	0.19	0.19	0.24	0.26
Net realized and unrealized gain (loss)	1.27		1.34	2.53	1.40	(4.03)	(1.16)

Net increase (decrease) from investment operations	1.43		1.58	2.72	1.59	(3.79)	(0.90)

Dividends and distributions from:
Net investment income	(0.15)		(0.20)[2]	(0.20)[2]	(0.14)[2]	(0.20)[2]	(0.17)[2]
Net realized gain	(0.01)		(0.01)[2]	—	—	—	(0.27)[2]
Tax return of capital	—		—	—	—	—	(0.01)[2]

Total dividends and distributions	(0.16)		(0.21)	(0.20)	(0.14)	(0.20)	(0.45)

Net asset value, end of period	$20.89		$19.62	$18.25	$15.73	$14.28	$18.27

Total Investment Return[3]
Based on net asset value	7.28%	[4]	8.74%	17.35%	11.10%	(20.62)%	(4.75)%

Ratios to Average Net Assets
Total expenses	1.74%	[5]	1.79%	1.81%	1.84%	1.87%	1.80%

Total expenses after fees waived and/or reimbursed	1.73%	[5]	1.79%	1.81%	1.83%	1.86%	1.80%

Net investment income	1.60%	[5]	1.33%	1.10%	1.26%	1.73%	1.31%

Supplemental Data
Net assets, end of period (000)	$45,827		$48,906	$55,195	$57,788	$69,474	$100,597

Portfolio turnover	3%		3%	5%	4%	7%	2%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor C
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$19.06		$17.76	$15.33	$13.94	$17.87	$19.22

Net investment income[1]	0.16		0.24	0.19	0.20	0.23	0.25
Net realized and unrealized gain (loss)	1.24		1.31	2.47	1.36	(3.94)	(1.11)

Net increase (decrease) from investment operations	1.40		1.55	2.66	1.56	(3.71)	(0.86)

Dividends and distributions from:
Net investment income	(0.16)		(0.24)[2]	(0.23)[2]	(0.17)[2]	(0.22)[2]	(0.21)[2]
Net realized gain	(0.01)		(0.01)[2]	—	—	—	(0.27)[2]
Tax return of capital	—		—	—	—	—	(0.01)[2]

Total dividends and distributions	(0.17)		(0.25)	(0.23)	(0.17)	(0.22)	(0.49)

Net asset value, end of period	$20.29		$19.06	$17.76	$15.33	$13.94	$17.87

Total Investment Return[3]
Based on net asset value	7.36%	[4]	8.80%	17.40%	11.15%	(20.62)%	(4.67)%

Ratios to Average Net Assets
Total expenses	1.67%	[5]	1.73%	1.76%	1.79%	1.83%	1.76%

Total expenses after fees waived and/or reimbursed	1.66%	[5]	1.73%	1.75%	1.78%	1.83%	1.76%

Net investment income	1.64%	[5]	1.33%	1.11%	1.35%	1.73%	1.31%

Supplemental Data
Net assets, end of period (000)	$2,614,836		$2,245,569	$1,495,227	$942,989	$615,159	$570,963

Portfolio turnover	3%		3%	5%	4%	7%	2%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	25

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor C1
	Six Months Ended January 31, 2013 (Unaudited)		Period September 12, 2011[1] to July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$19.03		$16.32

Net investment income[2]	0.18		0.22
Net realized and unrealized gain	1.23		2.78

Net increase (decrease) from investment operations	1.41		3.00

Dividends and distributions from:
Net investment income	(0.17)		(0.28)[3]
Net realized gain	(0.01)		(0.01)[3]

Total dividends and distributions	(0.18)		(0.29)

Net asset value, end of period	$20.26		$19.03

Total Investment Return[4]
Based on net asset value	7.43%	[5]	18.51%	[5]

Ratios to Average Net Assets
Total expenses	1.49%	[6]	1.63%	[6]

Total expenses after fees waived and/or reimbursed	1.48%	[6]	1.63%	[6]

Net investment income	1.83%	[6]	1.37%	[6]

Supplemental Data
Net assets, end of period (000)	$7,408		$7,255

Portfolio turnover	3%		3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights (concluded)	BlackRock Equity Dividend Fund

	Class R
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$19.57		$18.21	$15.71	$14.27	$18.29	$19.66

Net investment income[1]	0.21		0.32	0.27	0.30	0.29	0.33
Net realized and unrealized gain (loss)	1.27		1.36	2.52	1.37	(4.02)	(1.13)

Net increase (decrease) from investment operations	1.48		1.68	2.79	1.67	(3.73)	(0.80)

Dividends and distributions from:
Net investment income	(0.20)		(0.31)[2]	(0.29)[2]	(0.23)[2]	(0.29)[2]	(0.29)[2]
Net realized gain	(0.01)		(0.01)[2]	—	—	—	(0.27)[2]
Tax return of capital	—		—	—	—	—	(0.01)[2]

Total dividends and distributions	(0.21)		(0.32)	(0.29)	(0.23)	(0.29)	(0.57)

Net asset value, end of period	$20.84		$19.57	$18.21	$15.71	$14.27	$18.29

Total Investment Return[3]
Based on net asset value	7.56%	[4]	9.33%	17.85%	11.67%	(20.25)%	(4.26)%

Ratios to Average Net Assets
Total expenses	1.25%	[5]	1.31%	1.36%	1.39%	1.46%	1.34%

Total expenses after fees waived and/or reimbursed	1.25%	[5]	1.30%	1.34%	1.36%	1.38%	1.33%

Net investment income	2.06%	[5]	1.76%	1.53%	1.79%	2.14%	1.68%

Supplemental Data
Net assets, end of period (000)	$1,059,144		$902,790	$625,000	$412,493	$217,370	$118,681

Portfolio turnover	3%		3%	5%	4%	7%	2%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	27

Financial Highlights	BlackRock Natural Resources Trust

	Institutional
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$57.65		$69.76	$52.59	$47.18	$71.61	$63.83

Net investment income[1]	0.27		0.33	0.16	0.18	0.24	0.17
Net realized and unrealized gain (loss)	6.41		(12.09)	17.01	5.23	(23.88)	10.48

Net increase (decrease) from investment operations	6.68		(11.76)	17.17	5.41	(23.64)	10.65

Dividends and distributions from:
Net investment income	(0.45)		(0.35)[2]	—	—	—	—
Net realized gain	—		—	—	—	(0.79)[2]	(2.87)[2]

Total dividends and distributions	(0.45)		(0.35)	—	—	(0.79)	(2.87)

Net asset value, end of period	$63.88		$57.65	$69.76	$52.59	$47.18	$71.61

Total Investment Return[3]
Based on net asset value	11.64%	[4]	(16.88)%	32.65%	11.47%	(32.68)%	16.86%

Ratios to Average Net Assets
Total expenses	0.82%	[5]	0.85%	0.80%	0.83%	0.92%	0.80%

Total expenses after fees waived	0.82%	[5]	0.85%	0.79%	0.82%	0.91%	0.80%

Net investment income	0.87%	[5]	0.56%	0.25%	0.33%	0.54%	0.23%

Supplemental Data
Net assets, end of period (000)	$110,741		$102,940	$117,786	$65,221	$49,900	$87,353

Portfolio turnover	—		3%	2%	3%	3%	4%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights (continued)	BlackRock Natural Resources Trust

	Investor A
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$56.14		$67.92	$51.34	$46.18	$70.34	$62.73

Net investment income (loss)[1]	0.19		0.17	(0.01)	0.03	0.10	(0.02)
Net realized and unrealized gain (loss)	6.25		(11.78)	16.59	5.13	(23.47)	10.32

Net increase (decrease) from investment operations	6.44		(11.61)	16.58	5.16	(23.37)	10.30

Dividends and distributions from:
Net investment income	(0.21)		(0.17)[2]	—	—	—	—
Net realized gain	—		—	—	—	(0.79)[2]	(2.69)[2]

Total dividends and distributions	(0.21)		(0.17)	—	—	(0.79)	(2.69)

Net asset value, end of period	$62.37		$56.14	$67.92	$51.34	$46.18	$70.34

Total Investment Return[3]
Based on net asset value	11.49%	[4]	(17.11)%	32.29%	11.17%	(32.89)%	16.57%

Ratios to Average Net Assets
Total expenses	1.08%	[5]	1.12%	1.07%	1.09%	1.23%	1.06%

Total expenses after fees waived	1.08%	[5]	1.12%	1.06%	1.08%	1.22%	1.06%

Net investment income (loss)	0.62%	[5]	0.30%	(0.01)%	0.06%	0.24%	(0.03)%

Supplemental Data
Net assets, end of period (000)	$309,419		$295,462	$406,230	$301,813	$229,126	$317,892

Portfolio turnover	—		3%	2%	3%	3%	4%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	29

Financial Highlights (continued)	BlackRock Natural Resources Trust

	Investor B
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$50.82		$61.77	$47.05	$42.66	$65.57	$59.05

Net investment loss[1]	(0.04)		(0.24)	(0.44)	(0.34)	(0.20)	(0.51)
Net realized and unrealized gain (loss)	5.63		(10.71)	15.16	4.73	(21.92)	9.70

Net increase (decrease) from investment operations	5.59		(10.95)	14.72	4.39	(22.12)	9.19

Distributions from net realized gain	—		—	—	—	(0.79)[2]	(2.67)[2]

Net asset value, end of period	$56.41		$50.82	$61.77	$47.05	$42.66	$65.57

Total Investment Return[3]
Based on net asset value	11.00%	[4]	(17.73)%	31.29%	10.29%	(33.39)%	15.69%

Ratios to Average Net Assets
Total expenses	1.90%	[5]	1.89%	1.84%	1.88%	1.96%	1.81%

Total expenses after fees waived	1.90%	[5]	1.89%	1.83%	1.87%	1.96%	1.81%

Net investment loss	(0.16)%	[5]	(0.46)%	(0.78)%	(0.71)%	(0.50)%	(0.77)%

Supplemental Data
Net assets, end of period (000)	$7,784		$9,365	$18,036	$18,065	$21,719	$46,394

Portfolio turnover	—		3%	2%	3%	3%	4%

[1]	Based on average shares outstanding.

[2]	Distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights (concluded)	BlackRock Natural Resources Trust

	Investor C
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$50.02		$60.81	$46.33	$42.01	$64.63	$58.25

Net investment loss[1]	(0.04)		(0.24)	(0.45)	(0.35)	(0.22)	(0.53)
Net realized and unrealized gain (loss)	5.56		(10.55)	14.93	4.67	(21.61)	9.58

Net increase (decrease) from investment operations	5.52		(10.79)	14.48	4.32	(21.83)	9.05

Distributions from net realized gain	—		—	—	—	(0.79)[2]	(2.67)[2]

Net asset value, end of period	$55.54		$50.02	$60.81	$46.33	$42.01	$64.63

Total Investment Return[3]
Based on net asset value	11.04%	[4]	(17.74)%	31.25%	10.28%	(33.43)%	15.67%

Ratios to Average Net Assets
Total expenses	1.88%	[5]	1.89%	1.85%	1.91%	2.01%	1.84%

Total expenses after fees waived	1.87%	[5]	1.89%	1.84%	1.90%	2.01%	1.84%

Net investment loss	(0.16)%[5]		(0.47)%	(0.80)%	(0.75)%	(0.55)%	(0.81)%

Supplemental Data
Net assets, end of period (000)	$99,031		$98,585	$143,712	$105,251	$83,174	$118,825

Portfolio turnover	—		3%	2%	3%	3%	4%

[1]	Based on average shares outstanding.

[2]	Distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	31

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Equity Dividend Fund (“Equity Dividend”) and BlackRock Natural Resources Trust (“Natural Resources”) (collectively referred to as the “Funds” or individually as a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Equity Dividend is registered as a diversified, open-end management investment company. Natural Resources is registered as a non-diversified, open-end management investment company. Each Fund is organized as a Massachusetts business trust. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B and Investor C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: The Board of Equity Dividend and the Board and shareholders of BlackRock Utilities and Telecommunications Fund, Inc. (the “Target Fund”) approved the reorganization of the Target Fund into Equity Dividend pursuant to which Equity Dividend acquired substantially all of the assets and substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Equity Dividend.

Each shareholder of the Target Fund received shares of Equity Dividend in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on September 9, 2011, less the costs of the Target Fund’s reorganization. In connection with the reorganization, Equity Dividend issued newly-created Investor C1 Shares.

The reorganization was accomplished by a tax-free exchange of shares of Equity Dividend in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Target Fund’s Shares Prior to Reorganization	Conversion Ratio	Equity Dividend’s Share Class	Shares of Equity Dividend
Institutional	1,070,842	0.6978647	Institutional	747,303
Investor A	5,458,885	0.7002220	Investor A	3,822,431
Investor B	58,101	0.6913849	Investor B	40,170
Investor B1	67,882	0.7014217	Investor A	47,614
Investor C	585,806	0.6975252	Investor C	408,614
Investor C1	592,378	0.7045611	Investor C1	417,366

The Target Fund’s net assets and composition of net assets on September 9, 2011, the date of the merger, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$91,151,057	$67,224,663	$(2,331,754)	$26,258,148

For financial reporting purposes, assets received and shares issued by Equity Dividend were recorded at fair value. However, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of Equity Dividend’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Equity Dividend immediately after the acquisition amounted to $13,885,784,778. The Target Fund’s fair value and cost of investments prior to the reorganization were $87,340,910 and $61,056,386, respectively.

The purpose of this transaction was to combine two funds managed by BlackRock Advisors, LLC (“the Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on August 1, 2011, the beginning of the fiscal reporting period of Equity Dividend, the pro forma results of operations for the year ended July 31, 2012, are as follows:

•	Net investment income: $388,138,83

•	Net realized and change in unrealized gain/loss on investments: $1,566,205,617

•	Net increase in net assets resulting from operations: $1,954,344,499

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Equity Dividend’s Statement of Operations since September 12, 2011.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

Reorganization costs incurred by Equity Dividend in connection with the reorganization were expensed by Equity Dividend. The Manager reimbursed Equity Dividend $128,063, which was included in fees waived and/or reimbursed by Manager in the Statements of Operations.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded

SEMI-ANNUAL REPORT	JANUARY 31, 2013	33

Notes to Financial Statements (continued)

equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended July 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for

34	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of January 31, 2013
	Asset Derivatives
	Equity Dividend
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$11,161

SEMI-ANNUAL REPORT	JANUARY 31, 2013	35

Notes to Financial Statements (continued)

	Liability Derivatives
	Equity Dividend
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(17,922)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2013
	Net Realized Gain (Loss) From
	Equity Dividend	Natural Resources
Foreign currency exchange contracts:
Foreign currency transactions	$252,280	$(25,142)

	Net Change in Unrealized Appreciation/Depreciation on
	Equity Dividend	Natural Resources
Foreign currency exchange contracts:
Foreign currency translations	$(1,543)	$1,102

For the six months ended January 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Equity Dividend	Natural Resources
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	1	18[1]
Average number of contracts – US dollars sold	1	1[1]
Average US dollar amounts purchased	$2,066,156	$5,358,193[1]
Average US dollar amounts sold	$2,980,632	$11,661[1]

[1]	Actual contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Equity Dividend
Average Daily Net Assets	Investment Advisory Fee
First $8 Billion	0.60%
$8 Billion — $10 Billion	0.56%
$10 Billion — $12 Billion	0.54%
$12 Billion — $17 Billion	0.52%
$17 Billion — $25 Billion	0.51%
$25 Billion — $35 Billion	0.50%
$35 Billion — $50 Billion	0.49%
Greater than $50 Billion	0.48%

Natural Resources
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2013, the amounts waived were as follows:

Equity Dividend.	$350,309
Natural Resources	$2,215

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the six months ended January 31, 2013, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Equity Dividend.	$93,840
Natural Resources	$3,128

The Funds entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and

36	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fees
	Equity Dividend	Natural Resources
Service	0.25%	—
Investor A	0.25%	0.25%
Investor B	0.25%	0.25%
Investor C	0.25%	0.25%
Investor C1	0.25%	—
Class R	0.25%	—

	Distribution Fees
	Equity Dividend	Natural Resources
Investor B	0.75%	0.75%
Investor C	0.75%	0.75%
Investor C1	0.55%	—
Class R	0.25%	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2013, the Funds paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statements of Operations.

	Equity Dividend	Natural Resources
Institutional	$1,210,303	$139
Investor A	$5,638	$1,185
Investor C	$647	$55

For the six months ended January 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
Equity Dividend	$424,980
Natural Resources	$5,382

For the six months ended January 31, 2013, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C	Investor C1
Equity Dividend	$139,021	$28,094	$219,043	$186
Natural Resources	$104	$7,929	$3,278	—

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended January 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Equity Dividend	Natural Resources
Institutional	$29,211	$1,166
Service	$960	—
Investor A	$54,040	$3,333
Investor B	$874	$235
Investor C	$17,304	$1,324
Investor C1	$27	—
Class R	$4,959	—

Certain officers and/or trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

4. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended January 31, 2013, were as follows:

	Purchases	Sales
Equity Dividend	$2,946,146,159	$771,896,455
Natural Resources	—	$27,244,531

5. Income Tax Information:

As of July 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	Equity Dividend	Natural Resources
2016	$2,982,312	—
2017	23,133,126	—
2018	242,816,904	$1,033,380
2019	28,330,637	—

Total	$297,262,979	$1,033,380

As of January 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Equity Dividend	Natural Resources
Tax cost	$22,101,361,879	$255,868,568

Gross unrealized appreciation	$4,801,329,850	$279,218,519
Gross unrealized depreciation	(119,944,877)	(6,628,998)

Net unrealized appreciation	$4,681,384,973	$272,589,521

SEMI-ANNUAL REPORT	JANUARY 31, 2013	37

Notes to Financial Statements (continued)

6. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are each a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the six months ended January 31, 2013.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of January 31, 2013, Natural Resources invested a significant portion of its assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on Natural Resources and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

Equity Dividend	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	122,230,762	$2,451,746,291	341,738,716	$6,241,154,289
Shares issued to shareholders in reinvestment of dividends	6,908,999	139,484,630	9,562,584	177,430,524
Shares issued resulting from reorganization	—	—	747,303	12,486,985
Shares redeemed	(71,748,596)	(1,438,820,971)	(122,086,798)	(2,259,589,021)

Net increase	57,391,165	$1,152,409,950	229,961,805	$4,171,482,777

Service
Shares sold	3,568,159	$71,343,134	8,203,754	$146,524,296
Shares issued to shareholders in reinvestment of dividends	132,913	2,671,995	177,070	3,273,511
Shares redeemed	(1,154,726)	(23,140,404)	(1,457,176)	(26,835,207)

Net increase	2,546,346	$50,874,725	6,923,648	$122,962,600

38	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
Equity Dividend (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	85,571,118	$1,706,908,666	205,534,436	$3,768,483,603
Shares issued to shareholders in reinvestment of dividends	5,194,622	104,636,694	7,495,591	138,511,807
Shares issued resulting from reorganization	—	—	3,870,045	64,513,835
Shares redeemed	(66,471,933)	(1,328,136,093)	(99,149,311)	(1,814,907,098)

Net increase	24,293,807	$483,409,267	117,750,761	$2,156,602,147

Investor B
Shares sold	102,126	$2,057,140	360,518	$6,627,598
Shares issued to shareholders in reinvestment of dividends	15,750	319,623	27,609	509,202
Shares issued resulting from reorganization	—	—	40,170	673,398
Shares redeemed	(417,154)	(8,399,498)	(960,454)	(17,670,882)

Net decrease	(299,278)	$(6,022,735)	(532,157)	$(9,860,684)

Investor C
Shares sold	20,679,168	$404,815,521	48,856,993	$880,450,238
Shares issued to shareholders in reinvestment of dividends	975,101	19,218,069	1,277,118	23,124,319
Shares issued resulting from reorganization	—	—	408,614	6,667,130
Shares redeemed	(10,570,368)	(206,218,803)	(16,943,670)	(303,416,327)

Net increase	11,083,901	$217,814,787	33,599,055	$606,825,360

			Period September 12, 2011[1] to July 31, 2012
			Shares	Amount
Investor C1
Shares sold	12,719	$246,807	35,895	$663,759
Shares issued to shareholders in reinvestment of dividends	2,743	53,968	5,222	93,109
Shares issued resulting from reorganization	—	—	417,366	6,809,898
Shares redeemed	(31,044)	(600,143)	(77,291)	(1,397,593)

Net increase (decrease)	(15,582)	$(299,368)	381,192	$6,169,173

			Year Ended July 31, 2012
			Shares	Amount
Class R
Shares sold	10,080,418	$202,093,232	20,088,111	$373,437,193
Shares issued to shareholders in reinvestment of dividends	493,852	9,993,360	690,355	12,836,263
Shares redeemed	(5,883,077)	(117,935,685)	(8,953,654)	(164,827,175)

Net increase	4,691,193	$94,150,907	11,824,812	$221,446,281

Total Net Increase	99,691,552	$1,992,337,533	399,909,116	$7,275,627,654

SEMI-ANNUAL REPORT	JANUARY 31, 2013	39

Notes to Financial Statements (continued)

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
Natural Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	472,664	$29,117,620	871,405	$52,350,374
Shares issued to shareholders in reinvestment of dividends	10,985	661,290	7,266	438,880
Shares redeemed	(535,411)	(32,669,572)	(781,762)	(44,983,698)

Net increase (decrease)	(51,762)	$(2,890,662)	96,909	$7,805,556

Investor A
Shares sold and automatic conversion of shares	560,114	$33,434,322	1,303,275	$76,152,880
Shares issued to shareholders in reinvestment of dividends	15,911	935,741	14,702	866,289
Shares redeemed	(877,574)	(52,220,183)	(2,036,525)	(118,090,966)

Net decrease	(301,549)	$(17,850,120)	(718,548)	$(41,071,797)

Investor B
Shares sold	3,820	$203,826	5,352	$287,729
Shares redeemed and automatic conversion of shares	(50,133)	(2,692,027)	(113,046)	(5,980,482)

Net decrease	(46,313)	$(2,488,201)	(107,694)	$(5,692,753)

Investor C
Shares sold	113,747	$6,026,415	246,893	$12,903,004
Shares redeemed	(301,562)	(15,891,039)	(639,433)	(32,817,409)

Net decrease	(187,815)	$(9,864,624)	(392,540)	$(19,914,405)

Total Net Decrease	(587,439)	$(33,093,607)	(1,121,873)	$(58,873,399)

[1]	Commencement of operations.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (concluded)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	41

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, President1 and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President2 and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

[1]	For Equity Dividend.

[2]	For Natural Resources.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodians

State Street Bank and Trust Company1

Boston, MA 02110

The Bank of New York Mellon2

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

42	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	43

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	45

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2040	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2045	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2055	2030	2055
BlackRock Strategic Risk Allocation Fund	2035		2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Funds’ prospectus for a description of risks associated with global investments.

#EDNR-1/13-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: April 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: April 3, 2013

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Natural Resources Trust

Date: April 3, 2013

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